UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 25, 2011
Date of Report (Date of earliest event reported)
The Taiwan Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	811-04893	042942862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

c/o State Street Bank and Trust Company, 2 Avenue de	02206-5049
Lafayette, PO Box 5049, Boston, MA	(Zip Code)
(Address of Principal Executive Offices)

(800) 639-9242
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Section (a)
The annual meeting of the stockholders of The Taiwan Fund, Inc. (the “Fund”) was held on April 25, 2011.

Section (b)
The voting results for both of the proposals considered at the annual stockholders meeting are as follows:

1.
Election of Directors – The stockholders of the Fund elected Harvey Chang, Michael F. Holland, Joe O. Rogers, Bing Shen, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

Director	Votes cast “for”	Votes “withheld”
Harvey Chang	15,499,999	461,219
Michael F. Holland	15,401,519	559,699
Joe O. Rogers	15,559,997	401,221
Bing Shen	15,496,995	464,223
M. Christopher Canavan, Jr.	15,511,721	449,497
Anthony Kai Yiu Lo	15,496,577	464,641

2.	Approval of an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending.

For	Against	Abstain	Non-votes
13,098,889	799,016	8,941	2,054,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2011

By: /s/ Tracie A. Coop
Name: Tracie A. Coop
Title: Secretary